UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

August 13, 2002
Date of Report (Date of earliest event reported)

UNION PLANTERS CORPORATION
(Exact name of registrant as specified in charter)

TENNESSEE	1-10160	62-0859007
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

UNION PLANTERS CORPORATION
6200 POPLAR AVE
MEMPHIS, TENNESSEE 38119
(Address of principal executive offices)

Registrant's telephone number, including area code: (901) 580-6000

Not Applicable

(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure

On August 13, 2002, Union Planters Corporation submitted to the Securities and Exchange Commission the Statements under Oath of the Principal Executive Officer and the Principal Financial Officer in accordance with the Commission's June 27, 2002 Order requiring the filing of sworn statements pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934.

The statements are attached as Exhibit 99.1 through 99.2 and are incorporated by reference herein.

Exhibits furnished pursuant to item 9

    Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings executed by Jackson W. Moore, Principal Executive Officer of Union Planters Corporation
    Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings executed by Bobby L. Doxey, Principal Financial Officer of Union Planters Corporation

    SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Union Planters Corporation
Registrant

Date: August 13, 2002	/s/ Bobby L. Doxey
Bobby L. Doxey
Senior Executive Vice President, Chief
Financial Officer and Chief Accounting Officer

    Exhibit index

    Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings executed by Jackson W. Moore, Principal Executive Officer of Union Planters Corporation
    Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings executed by Bobby L. Doxey, Principal Financial Officer of Union Planters Corporation